Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Fourth Quarter and Full Year 2025 Financial Results

HAYWARD, Calif., February 23, 2026 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the fourth quarter and full year ended December 26, 2025.

“UCT delivered fourth quarter results in line with expectations, reflecting disciplined execution in a dynamic operating environment,” said James Xiao, CEO. “As AI adoption gains momentum, we are increasing our ramp-readiness initiatives and accelerating the speed of execution worldwide to align with roadmaps and position UCT to support the sustained, multi-year growth anticipated by our customers. With a strong global manufacturing network and a broad, differentiated Products and Services portfolio, UCT is well positioned to capture an outsized share of the many opportunities ahead.”

Fourth Quarter 2025 GAAP Financial Results
Total revenue was $506.6 million. Products contributed $442.4 million and Services added $64.2 million. Total gross margin was 15.2%, operating margin was 2.2%, and net loss was $(3.3) million or $(0.07) per diluted share. This compares to total revenue of $510.0 million, gross margin of 16.1%, operating margin of 2.1%, and net loss of $(10.9) million or $(0.24) per diluted share, in the prior quarter.

Fourth Quarter 2025 Non-GAAP Financial Results
On a non-GAAP basis, gross margin was 16.1%, operating margin was 4.9%, and net income was $10.0 million or $0.22 per diluted share. This compares to gross margin of 17.0%, operating margin of 5.7%, and net income of $12.9 million or $0.28 per diluted share in the prior quarter.

Full Year 2025 GAAP Financial Results
Total revenue was $2,054.0 million. Products contributed $1,799.3 million and Services added $254.7 million. Total gross margin was 15.7%, operating margin was (5.2)%, and net loss was $(181.2) million or $(4.00) per diluted share. This compares to total revenue of $2,097.6 million, gross margin of 17.0%, operating margin of 4.3%, and net income of $23.7 million or $0.52 per diluted share in the prior year. The financial results for fiscal year 2025 reflect a pre-tax, noncash charge of $151.1 million related to goodwill impairments.

Full Year 2025 Non-GAAP Financial Results
On a non-GAAP basis, the company reported gross margin of 16.5%, operating margin of 5.3%, and net income of $47.7 million or $1.05 per diluted share. This compares to gross margin of 17.5%, operating margin of 6.9%, and net income of $65.2 million or $1.44 per diluted share in the prior year.

First Quarter 2026 Outlook
The Company expects revenue in the range of $505 million to $545 million. The Company expects GAAP diluted net income (loss) per share to be between $(0.13) and $0.03 and non-GAAP diluted net income per share to be between $0.18 and $0.34.

Conference Call
The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-800-836-8184 or 1-646-357-8785. No passcode is required. A replay of the call will be available by dialing 1-888-660-6345 or 1-646-517-4150 and entering the confirmation code 91919#. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.
Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components, parts, and ultra-high purity cleaning and analytical services, primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures
In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.
The Company defines non-GAAP net income as net income (loss) before amortization of intangible assets, stock-based compensation, restructuring charges, legal-related costs, impairment of goodwill, debt refinancing costs, fair value adjustments, VAT settlement, acquisition activity costs, and the tax effects of the foregoing adjustments.
A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement
The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 27, 2024, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:
Rhonda Bennetto
SVP Investor Relations
rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in millions, except per share data)

	Three Months Ended		Twelve months ended
	December 26, 2025	December 27, 2024	December 26, 2025	December 27, 2024
(In millions, except per share amounts)
Revenues:
Products	$442.4	$503.5	$1,799.3	$1,853.7
Services	64.2	59.8	254.7	243.9
Total revenues	506.6	563.3	2,054.0	2,097.6
Cost of revenues:
Products	383.0	428.5	1,547.0	1,569.7
Services	46.3	43.0	184.1	171.6
Total cost revenues	429.3	471.5	1,731.1	1,741.3
Gross margin	77.3	91.8	322.9	356.3
Operating expenses:
Research and development	8.8	7.1	32.0	28.3
Sales and marketing	15.7	14.4	61.2	57.3
General and administrative	41.9	44.4	186.0	179.5
Impairment of goodwill	—	—	151.1	—
Total operating expenses	66.4	65.9	430.3	265.1
Income (loss) from operations	10.9	25.9	(107.4)	91.2
Interest income	0.9	0.9	3.9	4.8
Interest expense	(8.4)	(10.7)	(38.3)	(46.5)
Other income (expense), net	(1.4)	8.4	(3.9)	17.7
Income (loss) before provision for income taxes	2.0	24.5	(145.7)	67.2
Provision for income tax	2.6	4.5	25.9	32.7
Net income (loss)	(0.6)	20.0	(171.6)	34.5
Less: Net income attributable to noncontrolling interests	2.7	3.7	9.6	10.8
Net income (loss) attributable to UCT	$(3.3)	$16.3	$(181.2)	$23.7

Net income (loss) per share attributable to UCT common stockholders:
Basic	$(0.07)	$0.36	$(4.00)	$0.53
Diluted	$(0.07)	$0.36	$(4.00)	$0.52
Shares used in computing net income (loss) per share:
Basic	45.4	45.1	45.3	44.9
Diluted	45.4	45.4	45.3	45.3

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)
	December 26, 2025	December 27, 2024
ASSETS
Current assets:
Cash and cash equivalents	$311.8	$313.9
Accounts receivable, net of allowance for credit losses	208.8	241.1
Inventories	390.9	381.0
Prepaid expenses and other current assets	48.2	34.1
Total current assets	959.7	970.1
Property, plant and equipment, net	324.6	325.9
Goodwill	114.2	265.3
Intangible assets, net	156.8	184.9
Deferred tax assets, net	3.5	3.1
Operating lease right-of-use assets	157.2	161.0
Other non-current assets	13.0	9.6
Total assets	$1,729.0	$1,919.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$9.9	$16.0
Accounts payable	194.9	212.5
Accrued compensation and related benefits	51.1	50.1
Operating lease liabilities	20.2	18.6
Other current liabilities	24.6	38.4
Total current liabilities	300.7	335.6
Bank borrowings, net of current portion	467.0	476.5
Deferred tax liabilities	13.8	16.1
Operating lease liabilities	156.6	149.2
Other liabilities	6.8	6.7
Total liabilities	944.9	984.1
Equity:
UCT stockholders’ equity:
Common stock	0.1	0.1
Additional paid-in capital	578.7	558.4
Common shares held in treasury	(48.4)	(45.0)
Retained earnings	189.2	370.4
Accumulated other comprehensive loss	(8.6)	(10.3)
Total UCT stockholders' equity	711.0	873.6
Noncontrolling interests	73.1	62.2
Total equity	784.1	935.8
Total liabilities and equity	$1,729.0	$1,919.9

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)
	Twelve months ended
	December 26, 2025	December 27, 2024
(In millions)
Cash flows from operating activities:
Net income (loss)	$(171.6)	$34.5
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	47.9	45.7
Amortization of intangible assets	28.1	30.4
Stock-based compensation	19.2	17.4
Amortization of debt issuance costs	2.7	3.0
Impairment of goodwill	151.1	—
Loss (gain) on sale of property, plant and equipment	0.7	1.2
Change in the fair value of financial instruments	(0.1)	(29.2)
Deferred income taxes	(2.7)	(3.0)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	32.3	(60.3)
Inventories	(9.9)	(6.5)
Prepaid expenses and other current assets	(8.3)	(3.2)
Other non-current assets	(1.9)	1.3
Accounts payable	(17.6)	26.4
Accrued compensation and related benefits	1.0	2.4
Income taxes payable	(13.5)	1.0
Operating lease assets and liabilities	12.9	2.6
Other liabilities	(4.7)	1.3
Net cash provided by operating activities	65.6	65.0
Cash flows from investing activities:
Purchases of property, plant and equipment	(50.3)	(63.5)
Other investing activities	3.3	—
Net cash used in investing activities	(47.0)	(63.5)
Cash flows from financing activities:
Proceeds from bank borrowings	59.3	67.7
Extinguishment of bank borrowings	(59.3)	(44.2)
Proceeds from issuance of common stock	2.2	2.0
Principal payments on bank borrowings	(18.2)	(10.2)
Payment of debt issuance costs	(0.6)	(2.5)
Employees’ taxes paid upon vesting of restricted stock units	(1.1)	(2.5)
Payments of dividends to a joint venture shareholder	(0.1)	(0.5)
Repurchase of shares	(3.4)	—
Net cash provided by (used in) financing activities	(21.2)	9.8
Effect of exchange rate changes on cash and cash equivalents	0.5	(4.4)
Net increase (decrease) in cash and cash equivalents	(2.1)	6.9
Cash and cash equivalents at beginning of period	313.9	307.0
Cash and cash equivalents at end of period	$311.8	$313.9

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; dollars in millions)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	December 26, 2025			December 26, 2025
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$442.4	$64.2	$506.6	$442.4	$64.2	$506.6
Gross profit	$59.4	$17.9	$77.3	$62.5	$19.1	$81.6
Gross margin	13.4%	27.8%	15.2%	14.1%	29.7%	16.1%
Income from operations	$6.7	$4.2	$10.9	$17.1	$7.9	$25.0
Operating margin	1.5%	6.6%	2.2%	3.9%	12.4%	4.9%

				Three Months Ended
				December 26, 2025
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis				$59.4	$17.9	$77.3
Amortization of intangible assets (1)				1.2	1.0	2.2
Stock-based compensation expense (2)				0.3	—	0.3
Restructuring charges (3)				1.6	0.2	1.8
Non-GAAP gross profit				$62.5	$19.1	$81.6

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				13.4%	27.8%	15.2%
Amortization of intangible assets (1)				0.3%	1.6%	0.4%
Stock-based compensation expense (2)				0.1%	—%	0.1%
Restructuring charges (3)				0.3%	0.3%	0.4%
Non-GAAP gross margin				14.1%	29.7%	16.1%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis				$6.7	$4.2	$10.9
Amortization of intangible assets (1)				4.0	2.9	6.9
Stock-based compensation expense (2)				4.3	0.6	4.9
Restructuring charges (3)				1.4	0.2	1.6
Legal-related costs (4)				0.7	—	0.7
Non-GAAP income from operations				$17.1	$7.9	$25.0

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				1.5%	6.6%	2.2%
Amortization of intangible assets (1)				0.9%	4.5%	1.3%
Stock-based compensation expense (2)				1.0%	1.0%	1.0%
Restructuring charges (3)				0.3%	0.3%	0.3%
Legal-related costs (4)				0.2%	—%	0.1%
Non-GAAP operating margin				3.9%	12.4%	4.9%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents estimated costs related to certain legal proceedings

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Twelve months ended
	December 26, 2025	December 27, 2024	September 26, 2025	December 26, 2025	December 27, 2024
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (in millions)
Reported net income (loss) attributable to UCT on a GAAP basis	$(3.3)	$16.3	$(10.9)	$(181.2)	$23.7
Amortization of intangible assets (1)	6.9	7.5	6.9	28.1	30.4
Stock-based compensation expense (2)	4.9	4.7	4.6	19.2	17.8
Restructuring charges (3)	1.6	—	7.1	17.1	2.3
Legal-related costs (4)	0.7	1.1	0.2	1.9	2.7
Impairment of goodwill (5)	—	—	—	151.1	—
Debt refinancing costs expensed (6)	—	0.4	1.1	1.1	4.0
Fair value related adjustments (7)	—	(7.1)	—	(0.1)	(29.1)
VAT settlement (8)	—	—	(0.2)	(0.2)	—
Acquisition related costs (9)	—	—	—	—	1.0
Income tax effect of non-GAAP adjustments (10)	(3.0)	(1.0)	(4.5)	(45.8)	(6.1)
Income tax effect of valuation allowance (11)	2.2	1.0	8.6	56.5	18.5
Non-GAAP net income attributable to UCT	$10.0	$22.9	$12.9	$47.7	$65.2

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis	$10.9	$25.9	$10.6	$(107.4)	$91.2
Amortization of intangible assets (1)	6.9	7.5	6.9	28.1	30.4
Stock-based compensation expense (2)	4.9	4.7	4.6	19.2	17.8
Restructuring charges (3)	1.6	—	7.1	17.1	2.3
Legal-related costs (4)	0.7	1.1	0.2	1.9	2.7
Impairment of goodwill (5)	—	—	—	151.1	—
VAT settlement (8)	—	—	(0.2)	(0.2)	—
Acquisition related costs (9)	—	—	—	—	1.0
Non-GAAP income from operations	$25.0	$39.2	$29.2	$109.8	$145.4

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	2.2%	4.6%	2.1%	(5.2)%	4.3%
Amortization of intangible assets (1)	1.3%	1.3%	1.3%	1.4%	1.4%
Stock-based compensation expense (2)	1.0%	0.9%	0.9%	0.9%	0.9%
Restructuring charges (3)	0.3%	—%	1.4%	0.8%	0.1%
Legal-related costs (4)	0.1%	0.2%	0.0%	0.1%	0.1%
Impairment of goodwill (5)	—%	—%	—%	7.3%	—%
VAT settlement (8)	—%	—%	0.0%	0.0%	—%
Acquisition related costs (9)	—%	—%	—%	—%	0.1%
Non-GAAP operating margin	4.9%	7.0%	5.7%	5.3%	6.9%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis	$77.3	$91.8	$82.2	$322.9	$356.3
Amortization of intangible assets (1)	2.2	2.3	2.3	9.1	9.1
Stock-based compensation expense (2)	0.3	0.4	0.5	1.4	1.9
Restructuring charges (3)	1.8	—	2.1	6.3	0.3
VAT settlement (8)	—	—	(0.2)	(0.2)	—
Non-GAAP gross profit	$81.6	$94.5	$86.9	$339.5	$367.6

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	15.2%	16.3%	16.1%	15.7%	17.0%

Amortization of intangible assets (1)	0.4%	0.4%	0.4%	0.4%	0.4%
Stock-based compensation expense (2)	0.1%	0.1%	0.1%	0.1%	0.1%
Restructuring charges (3)	0.4%	—%	0.4%	0.3%	0.0%
VAT settlement (8)	—%	—%	—%	0.0%	—%
Non-GAAP gross margin	16.1%	16.8%	17.0%	16.5%	17.5%

Reconciliation of GAAP Other income (expense), net to Non-GAAP Other income (expense), net (in millions)
Reported Other income (expense), net on a GAAP basis	$(1.4)	$8.4	$(1.2)	$(3.9)	$17.7
Debt refinancing costs expensed (6)	—	0.4	1.1	1.1	4.0
Fair value related adjustments (7)	—	(7.1)	—	(0.1)	(29.1)
Non-GAAP Other income (expense), net	$(1.4)	$1.7	$(0.1)	$(2.9)	$(7.4)

Reconciliation of GAAP Income (Loss) Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$(0.07)	$0.36	$(0.24)	$(4.00)	$0.52
Amortization of intangible assets (1)	0.15	0.17	0.15	0.62	0.67
Stock-based compensation expense (2)	0.11	0.10	0.10	0.42	0.39
Restructuring charges (3)	0.03	—	0.16	0.38	0.05
Legal-related costs (4)	0.02	0.03	—	0.04	0.06
Impairment of goodwill (5)	—	—	—	3.32	—
Debt refinancing costs expensed (6)	—	0.01	0.02	0.02	0.09
Fair value related adjustments (7)	—	(0.16)	—	(0.00)	(0.64)
VAT settlement (8)	—	—	(0.00)	(0.00)	—
Acquisition related costs (9)	—	—	—	—	0.02
Income tax effect of non-GAAP adjustments (10)	(0.07)	(0.02)	(0.10)	(1.01)	(0.13)
Income tax effect of valuation allowance (11)	0.05	0.02	0.19	1.24	0.41
Impact of dilutive shares	—	—	—	0.02	—
Non-GAAP net earnings	$0.22	$0.51	$0.28	$1.05	$1.44
Weighted average number of diluted shares (in millions) on a non-GAAP basis	45.8	45.4	45.6	45.5	45.3

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended			Twelve months ended
	December 26, 2025	December 27, 2024	September 26, 2025	December 26, 2025	December 27, 2024
Provision for income taxes on a GAAP basis	$2.6	$4.5	$8.7	$25.9	$32.7
Income tax effect of non-GAAP adjustments (10)	3.0	1.0	4.5	45.8	6.1
Income tax effect of valuation allowance (11)	(2.2)	(1.0)	(8.6)	(56.5)	(18.5)
Non-GAAP provision for income taxes	$3.4	$4.5	$4.6	$15.2	$20.3

Income before income taxes on a GAAP basis	$2.0	$24.5	$0.6	$(145.7)	$67.2
Amortization of intangible assets (1)	6.9	7.5	6.9	28.1	30.4
Stock-based compensation expense (2)	4.9	4.7	4.6	19.2	17.8
Restructuring charges (3)	1.6	—	7.1	17.1	2.3
Legal-related costs (4)	0.7	1.1	0.2	1.9	2.7
Impairment of goodwill (5)	—	—	—	151.1	—
Debt refinancing costs expensed (6)	—	0.4	1.1	1.1	4.0
Fair value related adjustments (7)	—	(7.1)	—	(0.1)	(29.1)
VAT settlement (8)	—	—	(0.2)	(0.2)	—
Acquisition related costs (9)	—	—	—	—	1.0
Non-GAAP income before income taxes	16.1	31.1	20.3	72.5	96.3
Effective income tax rate on a GAAP basis	130.0%	18.4%	1450.0%	(17.8)%	48.7%

Non-GAAP effective income tax rate	21.0%	14.5%	22.7%	21.0%	21.1%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents estimated costs related to certain legal proceedings
5 Represents non-cash charges related to the impairment of goodwill
6 Represents the third party transaction costs related to the amended credit agreement and the previously capitalized costs of extinguished debt
7 Fair value adjustments related to contingent consideration
8 Represents impact of value added tax ruling
9 Represents acquisition activity costs
10 Tax effect of items (1) through (9) above based on the non-GAAP tax rate
11 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect

ULTRA CLEAN HOLDINGS, INC.
Revised Historical Non-GAAP Financial Information
Revised Historical Reconciliations (1)
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Full Year 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Full Year 2025
Non-GAAP net income reconciliation (in millions) (2)
GAAP Net income (loss)	$(9.4)	$19.1	$(2.3)	$16.3	$23.7	$(5.0)	$(162.0)	$(10.9)	$(3.3)	$(181.2)
Amortization of intangible assets	7.7	7.6	7.6	7.5	30.4	7.3	7.0	6.9	6.9	28.1
Stock-based compensation expense	3.9	4.7	4.5	4.7	17.8	2.6	7.1	4.6	4.9	19.2
Restructuring charges	1.8	0.5	0.3	—	2.3	3.6	4.8	7.1	1.6	17.1
Legal-related costs	—	—	1.3	1.1	2.7	0.7	0.3	0.2	0.7	1.9
Impairment of goodwill	—	—	—	—	—	—	151.1	—	—	151.1
Debt refinancing costs expensed	—	3.6	—	0.4	4.0	—	—	1.1	—	1.1
Fair value related adjustments	1.3	(24.1)	0.8	(7.1)	(29.1)	(0.1)	—	—	—	(0.1)
VAT Settlement	—	—	—	—	—	—	—	(0.2)	—	(0.2)
Acquisition related costs	0.3	—	0.6	—	1.0	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(3.0)	1.9	(4.1)	(1.0)	(6.1)	(2.8)	(34.1)	(4.5)	(3.0)	(44.4)
Income tax effect of valuation allowance	9.5	1.1	7.2	1.0	18.5	6.4	37.9	8.6	2.2	55.1
Non-GAAP net income - AS REPORTED	$12.1	$14.4	$15.9	$22.9	$65.2	$12.7	$12.1	$12.9	$10.0	$47.7
Adjust for unrealized foreign exchange:
Unrealized (gain) loss on foreign exchange	(0.1)	0.3	7.0	(4.5)	2.7	(2.7)	3.7	(2.4)	1.1	(0.3)
Income taxes (3)	0.0	(0.1)	(1.5)	1.0	(0.6)	0.6	(0.8)	0.5	(0.2)	0.1
Non-GAAP net income - AS ADJUSTED	$12.0	$14.6	$21.4	$19.4	$67.3	$10.6	$15.0	$11.0	$10.9	$47.5

Non-GAAP earnings per diluted share - AS REPORTED	$0.27	$0.32	$0.35	$0.51	$1.44	$0.28	$0.27	$0.28	$0.22	$1.05
Impact from unrealized (gain) loss on foreign exchange (after tax)	(0.00)	0.00	0.12	(0.08)	0.05	(0.05)	0.06	(0.04)	0.02	(0.01)
Non-GAAP earnings per diluted share - AS ADJUSTED	$0.27	$0.32	$0.47	$0.43	$1.49	$0.23	$0.33	$0.24	$0.24	$1.04

Weighted average number of diluted shares (in millions) on a non-GAAP basis	45.1	45.4	45.5	45.4	45.3	45.4	45.3	45.6	45.8	45.5

1 This information provides revised reconciliations of non-GAAP net income and non-GAAP EPS to the financial information presented in our consolidated condensed statements of operations. UCT has determined that it is appropriate to exclude the impact of unrealized foreign exchange gains and losses from its non-GAAP measures, including non-GAAP net income and non-GAAP EPS. We believe that excluding these non-cash, non-operational impacts from our non-GAAP financial measures provides a more transparent and consistent measure of our core operating performance across reporting periods. Accordingly, this schedule provides revised reconciliations to these non-GAAP measures that exclude the respective unrealized foreign exchange gains and losses for fiscal years 2024 and 2025 and each quarterly reporting period therein. The “As Reported” lines reflect the respective non-GAAP measures as originally reported. The “As Adjusted” lines reflect the results of adjustments to exclude unrealized foreign exchange gains and losses for all periods presented.

Going forward, we intend to exclude the impact of unrealized foreign exchange gains and losses from our non-GAAP financial measures, commencing with the first quarter of 2026.

2 This information provides non-GAAP net income and non-GAAP EPS, which are non-GAAP financial measures. Management believes that both measures—which add back amortization of intangible assets, stock-based compensation, restructuring charges, legal-related costs, impairment of goodwill, debt refinancing costs, fair value adjustments, VAT settlement, acquisition-related costs, and the tax effects of the foregoing adjustments—provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations. The “As Reported” lines reflect the respective non-GAAP measures as originally reported. The “As Adjusted” lines reflect the results of adjustments to exclude unrealized foreign exchange gains and losses for all periods presented.

3 Income tax adjustments reflect the tax effect of unrealized (gain) loss on foreign exchange based on the annual non-GAAP tax rate of 21.1% for fiscal year 2024 and 21.0% for fiscal year 2025.